UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
March 31, 2006

 eRoomSystem Technologies, Inc.

 (Exact name of registrant as specified in its charter)

 Nevada
000-31037
87-0540713

 (State or other jurisdiction
(Commission
(IRS Employer

 of incorporation)
File Number)
Identification No.)

 1072 Madison Ave., Lakewood, NJ

08701

 (Address of principal executive offices)

(Zip Code)

 Registrant’s telephone number, including area code:
(732) 730-0116

 Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  Financial Information

Item 2.02 Results of Operations and Financial Condition.

eRoomSystem Technologies, Inc. announced its results for the twelve months ended December 31, 2005 on the attached press release.

Section 9  Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No. Description

99 Press release describing financial results for fiscal year 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EROOMSYSTEM TECHNOLOGIES, INC.

(Registrant)

    Date:  April 3, 2005

By:
/s/ David A. Gestetner

David A. Gestetner

Its:
Chief Executive Officer and President